UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2020
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RETROPHIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3721 Valley Centre Drive, Suite 200
San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RTRX	The Nasdaq Global Market

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As discussed below in Item 5.07, Retrophin, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Company’s 2018 Equity Incentive Plan, as amended (the “2018 Plan”), to increase the number of shares of common stock authorized for issuance thereunder by 2,400,000 shares. A summary of the material terms of the 2018 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 14, 2020. That summary is qualified in its entirety by reference to the text of the 2018 Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 15, 2020, the Company held the Annual Meeting. As of March 16, 2020, the record date for the Annual Meeting, 43,149,757 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 36,677,240 shares of common stock were present in person or represented by proxy for the five proposals summarized below.
Proposal 1: Election of Directors
The Company’s stockholders elected the ten persons listed below to serve until the Company’s 2021 Annual Meeting of Stockholders. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Stephen Aselage	34,571,609	309,925	1,795,706
Roy D. Baynes, M.D., Ph.D.	32,813,699	2,067,835	1,795,706
Suzanna Bruhn, Ph.D.	34,707,070	174,464	1,795,706
Timothy Coughlin	34,167,388	714,146	1,795,706
Eric Dube, Ph.D.	34,674,783	206,751	1,795,706
Gary Lyons	31,632,375	3,249,159	1,795,706
Jeffrey Meckler	34,517,333	364,201	1,795,706
John A. Orwin	25,028,955	9,852,579	1,795,706
Ron Squarer	34,582,302	299,232	1,795,706
Sandra Poole	34,522,540	358,994	1,795,706
Proposal 2: Approval of the Company’s 2018 Equity Incentive Plan, as amended
The Company’s stockholders approved the 2018 Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder by 2,400,000. The final voting results are as follows:

Votes For	22,988,320
Votes Against	11,858,444
Abstentions	34,770
Broker Non-Votes	1,795,706
Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results are as follows:

Votes For	31,663,582
Votes Against	3,184,415
Abstentions	33,537
Broker Non-Votes	1,795,706
Proposal 4: Indication, on an advisory basis, of the preferred frequency of stockholder advisory votes on the compensation of the Company's named executive officers
The Company’s stockholders approved, on an advisory basis, an annual vote on the stockholder advisory voting of the compensation of the Company’s named executive officers. The final voting results are as follows:

1 Year	33,790,766
2 Years	2,637
3 Years	1,058,069
Abstentions	30,062
Broker Non-Votes	1,795,706
Proposal 5: Ratification of the Selection of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the selection by the Audit Committee of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The final voting results are as follows:

Votes For	36,515,136
Votes Against	131,374
Abstentions	30,730
Broker Non-Votes	—
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Retrophin, Inc. 2018 Equity Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Dated: May 19, 2020	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary